80 Orville Drive
Bohemia, NY 11716
631-244-1500
631-563-8085 fax



Corporate Contact:                              Communications Contact:
Warren Wright, EVP, Sales & Marketing           Pamela Preston/Kelly Fitzgerald
Direct Insite Corp.                             Breakaway Communications
631.244.1500                                    212.590.2554/2555

FOR IMMEDIATE RELEASE

       Direct Insite Announces Continued Improvement in Operating Results
                              for First Half 2004

      Direct Insite adds another Fortune 100 Client for "IOL" services and Reports Reduced Net Loss of $366,000 Compared To $2,323,000 Loss In 2003

     Bohemia, N.Y. - August 20, 2004 - Direct Insite Corp (OTC BB:DIRI.OB), a global provider of Electronic Invoice Presentment and Payment ("EIP&P") solutions, today announced its financial results for the three and six months ended June 30, 2004. Revenue from continuing operations for the three and six months ended June 30, 2004 was $1,716,000 and $3,822,000, respectively, compared to revenue from continuing operations of $1,958,000 and $3,894,000 for the same periods in 2003. The significant improvement in the net loss for the three and six month periods ended June 30, 2004 compared to 2003 is attributable to gains in the higher margin recurring revenues associated with electronic invoice delivery through the company's Invoices on Line ("IOL") service, offset by reduced revenues from the professional services associated with the continued global deployment of the IOL application service.

     Direct Insite reduced its loss from continuing operations for the three and six month periods ended June 30, 2004, 37.8% and 63.2%, to $567,000 and $629,000, respectively, compared to losses of $910,000 and $1,707,000 for the three and six month periods ended June 30, 2003, respectively. The company closed its Platinum Communications, Inc. ("Platinum") operations during the fourth quarter of 2003. Income from the Platinum discontinued operations was $59,000 and $263,000 for the three and six month periods ended June 30, 2004, respectively, compared to a loss from discontinued operations of $$343,000 and $616,000 for the same periods in 2003. This resulted in a net loss after taxes for the three and six months ended June 30, 2004, of $508,000 and $366,000, respectively, compared to a net loss, after taxes, of $1,253,000 and $2,323,000 for the same periods in 2003.

     Basic and diluted net loss per share from continuing operations for the three and six month periods ended June 30, 2004 was $0.17 and $0.22, respectively, compared to basic and diluted net loss per share from continuing operations of $0.25 and $0.46 for the same periods in 2003. The net income per share from discontinued operations for the three and six month periods ended June 30, 2004 was $0.01 and $0.06, respectively, compared to a net loss per share from discontinued operations of $0.08 and $0.16 for the same periods in 2003.

     Direct Insite CEO and Chairman of the Board James A. Cannavino said, "We have observed a shift in our business as we are becoming increasingly more efficient in the delivery of the one time custom development activities necessary to generate the higher margin recurring revenues. This is a positive development for our longer-term interests, however, there is a short term impact on our revenue attributable to the reduced one time engineering fees such as we have seen in the second quarter. We are focused on growing the recurring revenues  based upon the  continued  global  deployment  of the Invoices on Line
(IOL) service offering while maintaining strict cost controls. These recurring revenues result from "per invoice transaction fees" derived from our largest customers under multi-year agreements. Therefore, as more of our revenues are derived from such agreements, there is better predictability of our revenue stream. The Company continued to expand the IOL service in the second quarter by adding another Fortune 100 customer. We plan on launching IOL into new geographic areas during the second half of 2004 and to leverage that success into additional opportunities in 2005." Direct Insite offers IOL, a uniquely positioned service offering in the industry, to provide web- based billing and payment system designed to handle the complex invoicing found in today's global business environment. The solution allows Global 1000 companies to receive, route, approve and pay invoices on-line in all major languages and currencies. By automating the traditional paper-based invoicing process, customers now have easy and quick access to line- item billing information, reporting and analytics. With the enhanced level of accuracy provided by IOL, invoice disputes are greatly reduced and overall customer satisfaction is substantially increased.

     Direct Insite also provides additional service offerings in the form of its patented dbExpress TM technology, a management information tool that allows users to visually data mine large volumes of transactional data via the Internet. A complete Internet Customer Care tool set integrated with the EIP&P product set is also available.

     Headquartered in Bohemia, NY, Direct Insite Corp. employs a staff of 56. The Company's IOL solution is deployed in North and South America and in the Europe/Middle East/Africa geographic areas, delivering electronic invoices to more than 20 countries, and in 10 languages and currencies. For more information about Direct Insite Corp. call (631) 244-1500 or visit www.directinsite.com.

     The financial information stated above and in the tables below has been abstracted from the Company's Form 10-QSB for the six months ended June 30, 2004, to be filed with the Securities and Exchange Commission, and should be read in conjunction with the information provided therein.

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

Summarized Financial Information
----------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

               STATEMENT                      FOR THE THREE          FOR THE THREE          FOR THE SIX            FOR THE SIX
                  OF                          MONTHS ENDED           MONTHS ENDED           MONTHS ENDED           MONTHS ENDED
               OPERATIONS                     JUNE 30, 2004          JUNE 30, 2003          JUNE 30, 2004          JUNE 30, 2003
----------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Revenue from continuing operations              $ 1,716,000            $ 1,958,000            $ 3,822,000            $ 3,894,000
----------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Operating loss                                    ($449,000)             ($782,000)             ($445,000)           ($1,512,000)
----------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Net other expense                                 ($115,000)             ($126,000)             ($180,000)             ($193,000)
----------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

Net loss before taxes                             ($564,000)             ($908,000)             ($625,000)           ($1,705,000)
----------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Provision for income taxes                          ($3,000)               ($2,000)               ($4,000)               ($2,000)
----------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

Income (Loss) from discontinued
operations                                          $59,000              ($343,000)              $263,000              ($616,000)

----------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

Net loss                                          ($508,000)           ($1,253,000)             ($366,000)           ($2,323,000)
----------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

Preferred Stock Dividends                         ($170,000)              ($66,000)             ($298,000)             ($129,000)
----------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

Net loss attributable to common
shareholders                                      ($678,000)           ($1,319,000)             ($664,000)           ($2,452,000)
----------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

Basic and diluted income (loss) per
share:
   From continuing operations                        ($0.17)                ($0.25)                ($0.22)                ($0.46)
   From discontinued operations                       $0.01                 ($0.08)                 $0.06                 ($0.16)
                                                     ------                 ------                 ------                 ------
   Total income (loss) per share                     ($0.16)                ($0.33)                ($0.16)                ($0.62)
                                                     ======                 ======                 ======                 ======
----------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

                                ------------------------------------ -------------------------- --------------------------
                                BALANCE SHEET                              June 30, 2004          December 31, 2003
                                ------------------------------------ -------------------------- --------------------------

                                Total Current Assets                        $1,671,000                 $1,405,000
                                ------------------------------------ -------------------------- --------------------------
                                Total Assets                                $2,583,000                 $2,511,000
                                ------------------------------------ -------------------------- --------------------------
                                Total Current Liabilities                   $3,216,000                 $4,390,000
                                ------------------------------------ -------------------------- --------------------------
                                Total Shareholders' Deficiency             ($1,383,000)               ($2,390,000)
                                ------------------------------------ -------------------------- --------------------------

     FORWARD-LOOKING STATEMENTS. All statements other than statements of historical fact included in this release, including without limitation statements regarding the company's financial position, business strategy, and the plans and objectives of the company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend" "plan", and similar expressions, as they relate to the company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, competitive factors and pricing pressures, capacity and supply constraints. Such statements reflect the views of the company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

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